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Exhibit 23.3

CONSENT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 3, 2008, included in the Proxy Statement/Prospectus of Hanover Capital Mortgage Holdings, Inc. that is included in the Registration Statement (Form S-4) of Hanover Capital Mortgage Holdings, Inc.

/s/ ERNST & YOUNG LLP

Tampa, Florida
November 3, 2008

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  Exhibit 23.3
CONSENT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM